UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2004

SMTC Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of principal executive offices, including zip code)

(905) 479-1810

(Registrant’s Telephone number including area code)

Item 5. Other Events and Required FD Disclosure.

On May 21, 2004, SMTC Corporation issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits – The following exhibits are furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release of SMTC Corporation dated May 21, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

By:	/s/ Linda Millage
Name:	Linda Millage
Title:	Principal Financial Officer

Date: May 26, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of SMTC Corporation dated May 21, 2004.

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